                                                       EXHIBIT 99.2(d)(1)


                  TEMPORARY CERTIFICATE--EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY
                                                            SHARES OF
                                                        BENEFICIAL INTEREST                                 THIS CERTIFICATE
                                                                                                            IS TRANSFERABLE
                                                             PAR VALUE                                      IN PHILADELPHIA, PA
                                                          $.001 PER SHARE                                   AND NEW YORK CITY

                                                   CONSECO STRATEGIC INCOME FUND                                 SHARES
                          A BUSINESS TRUST ORGANIZED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS    ________________
                                                                                                           |                |
                                                                                                           |________________|
                                                                                                            CUSIP   20847A102
____________________________________________________________________________________________________________________________________
THIS CERTIFIES THAT





is the owner of
____________________________________________________________________________________________________________________________________
                                  FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST OF

                  CONSECO STRATEGIC INCOME FUND transferable only on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
                  This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Declaration of Trust and Bylaws of the Trust, each as from time to time amended, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
               Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

______________          Dated:
[   LOGO OF
CORPORATE SEAL
APPEARS HERE ]
______________                 Treasurer                                     President

                                                  PNC BANK, NATIONAL ASSOCIATION
                                                  ------------------------------

                                                  COUNTERSIGNED AND RECEIVED

                                                  BY:
                                                     ----------------------------
                                                     TRANSFER AGENT AND REGISTRAR


                                                     ----------------------------
                                                     AUTHORIZED SIGNATURE

        The Trust is authorized to issue one or more classes of shares. The Trust will furnish to any shareholder on request and without charge a full statement of the designation and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of each class which the Trust is authorized to issue and, if the Trust is authorized to issue any preferred or special class in a series, of the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Trustees to set the relative rights and preferences of subsequent series.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                 UNIF GIFT MIN ACT                      Custodian
TENENT  -- as tenants by the entireties                          ----------------------         ----------------------
JT TEN  -- as joint tenants with right                                  (Cust)                         (Minor)
           of survivorship and not as                            under Uniform Gifts to Minors
           tenants in common                                     Act
                                                                    --------------------------------------------------
                                                                                        (State)
                                                UNIF TRSFR MIN ACT                     Custodian
                                                                  ----------------------         ---------------------
                                                                  under Uniform Transfers to Minors
                                                                  Act
                                                                     -------------------------------------------------
                                                                                         (State)

    Additional abbreviations may also be used though not in the above list.

For value received,                     hereby sell, assign and transfer unto
                   ---------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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Please print or typewrite name and address including postal zip code of assignee

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                                                Shares of Beneficial Interest
------------------------------------------------
represented by the within Certificate, and do hereby irrevocably constitute and appoint
           --------------------------------------------------------------------

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Attorney to transfer the said stock on the books of the within-named Trust with full power of substitution in the premises.

Date,
     --------------------------------
                                        ----------------------------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.